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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------



                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 6, 2003


                            NORTH COAST ENERGY, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                    0-18691                  34-1594000
(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)             File Number)           Identification No.)


             1993 CASE PARKWAY
              TWINSBURG, OHIO                                  44087-2343
  (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (330) 425-2330
                                                           --------------




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Item 7.           Financial Statements, ProForma Financial Information and
                  --------------------------------------------------------
                  Exhibits.
                  ---------

                  (c)      Exhibits.

                           99.1     Press Release, dated August 6, 2003.

Item 9.           Regulation FD Disclosure.
                  -------------------------

                  On August 6, 2003, North Coast Energy, Inc. issued a press release relating to the Company's earnings for the second quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1.

                  This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


                                            NORTH COAST ENERGY, INC.



August 6, 2003                                /s/ Dale E. Stitt
                                            -----------------------------------
                                            Dale E. Stitt
                                            Chief Financial Officer




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                                  EXHIBIT INDEX
                                  -------------

Exhibit   Description of Exhibit
-------   ----------------------

 99.1     Press Release, dated August 6, 2003.